UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 1, 2017

 NETGEAR, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-50350	77-0419172
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 East Plumeria Drive
San Jose, CA 95134
(Address, including zip code, of principal executive offices)

(408) 907-8000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Company was held on June 1, 2017, at the Company's headquarters located at 350 East Plumeria Drive, San Jose, California, 95134, pursuant to the Notice sent on or about April 21, 2017 to all stockholders of record at the close of business on April 3, 2017.

At the meeting, 31,102,889 shares were represented in person or by proxy, which constituted a quorum. The results of the six proposals were as follows:

1. The election of nine (9) directors to serve until the next Annual Meeting of Stockholders:

	For	Withheld	Broker Non-votes
Jocelyn E. Carter-Miller	29,167,175	65,516	1,870,198
Ralph E. Faison	29,139,540	93,151	1,870,198
Jef T. Graham	29,133,226	99,465	1,870,198
Patrick C.S. Lo	29,187,056	45,635	1,870,198
Gregory J. Rossmann	29,136,656	96,035	1,870,198
Barbara V. Scherer	29,170,563	62,128	1,870,198
Julie A. Shimer	29,219,071	13,620	1,870,198
Grady K. Summers	29,168,098	64,593	1,870,198
Thomas H. Waechter	29,219,778	12,913	1,870,198

2. Approval of the ratification of the appointment of PricewaterhouseCoopers, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017:

For:	30,719,291
Against:	380,320
Abstain:	3,278
Broker Non-Votes:	0

3. Approval of the non-binding advisory proposal regarding executive compensation:

For:	28,671,777
Against:	534,230
Abstain:	26,684
Broker Non-Votes:	1,870,198

4. Approval of the non-binding advisory proposal regarding the frequency of the advisory vote on executive compensation:

1 Year:	23,167,492
2 Years:	4,570
3 Years:	6,039,211
Abstain:	21,418
Broker Non-Votes:	1,870,198

Based on these results, and consistent with the Company’s recommendation, the board of directors has determined that the Company will hold an advisory vote on executive compensation every year.

5. Approval of our board of directors' proposal to amend our Certificate of Incorporation and Bylaws to allow stockholders to request special stockholder meetings:

For:	25,468,526
Against:	3,758,195
Abstain:	5,970
Broker Non-Votes:	1,870,198

6. Vote on a proposal submitted by a stockholder regarding special stockholder meetings, if properly presented at the meeting:

For:	15,428,600
Against:	13,796,459
Abstain:	7,632
Broker Non-Votes:	1,870,198

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETGEAR, INC.

Dated: June 2, 2017	By:	/s/ Andrew W. Kim
Andrew W. Kim
Senior Vice President, Corporate Development and General Counsel